FINANCE COSTS	12 Months Ended
Dec. 31, 2025
Finance Costs
FINANCE COSTS

19	FINANCE COSTS

	2025	2024	2023
	USD	USD	USD

Interest expenses on bank borrowings	333,166	495,174	372,828
Interest expenses on other borrowings	71,681	30,461	4,638
Interest expenses on shareholder loans	18,999	73,102	197,066
Interest expenses on convertible bonds	-	-	684,163
Interest expenses on lease liabilities	3,898	5,247	4,415
Bank charges	75,542	101,371	99,558
Total	503,286	705,355	1,362,668